CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Supplemental Agreement No. 4 to
Purchase Agreement No. 3866
between
The Boeing Company and
Alaska Airlines, Inc.
Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT, entered into as of March 31, 2016, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

    WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft);

    WHEREAS, in accordance with section 1 of Letter Agreement ASA-PA-3866-LA- 09433Rl, Open Matters, Boeing provides Customer the scheduled delivery month for the applicable 737-8 Aircraft represented below (Subject Aircraft):

[***]

; and

    WHEREAS, in accordance with section 3 of Letter Agreement ASA-PA-3866-LA- 09433Rl, Open Matters, Boeing provides Customer a revised Supplemental Exhibit CS I to the Purchase Agreement.

    NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.    Purchase Agreement Table of Contents and Tables:

    1.1    Remove and replace, in its entirety, the Purchase Agreement "Table of Contents", with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 4.

    1.2    Remove and replace, in its entirety, the Purchase Agreement "Table IA to Purchase Agreement No. PA-03866", with the revised Table IA, attached hereto, to reflect the revisions to the scheduled delivery months for the Subject Aircraft.

    1.3    Remove and replace, in its entirety, the Purchase Agreement "Table IB to Purchase Agreement No. PA-03866", with the revised Table IB, attached hereto, [***]

2.    Supplemental Exhibits.

    2.1    Supplemental Exhibit BFEI entitled "Buyer Furnished Equipment Variables", is deleted in its entirety and replaced with a revised Supplemental Exhibit BFEI attached hereto,[***].

    2.2    Supplemental Exhibit CS1 entitled "Customer Support Variables", is deleted in its entirety and replaced with a revised Supplemental Exhibit CSI attached hereto, [***]

3.    Advance Payments.

[***]

The Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY            ALASKA AIRLINES, INC.

By: _______________________        By: _______________________

Its: ________________________        Its: ________________________